Exhibit 10.1
                                     FORM OF
                                  AMENDMENT TO
                            FIRST AMENDED & RESTATED
                      EXECUTIVE CHANGE IN CONTROL AGREEMENT
                 NOT TO BE CONSTRUED AS AN EMPLOYMENT AGREEMENT

                      THE FIRST NATIONAL BANK OF LITCHFIELD
                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                 13 North Street
                             Litchfield, Connecticut

         WHEREAS, The First National Bank of Litchfield (the "Bank") and its parent bank holding company, First Litchfield Financial Corporation (the "Holding Company"), wish to continue to employ _____________ ("Employee"), __________________________, as _________________________ of the Bank.

         WHEREAS, the Bank and the Holding Company expect that Employee's contributions and knowledge will continue to be of significant benefit to the future growth and success of the Bank;

         WHEREAS, the Boards of Directors of the Bank and the Holding Company recognize that a change in control of the Bank and/or the Holding Company may occur and that the threat of such change in control may create uncertainty and may result in the distraction or departure of key personnel to the detriment of the Bank and Holding Company and their stockholders;

         WHEREAS, the Boards have determined that appropriate steps should be taken to reinforce and encourage the continued dedication of members of the Bank's management, including Employee, to their assigned duties in the face of potential circumstances involving the possibility of such a change in control;

         WHEREAS, the Bank, the Holding Company and the Employee have previously entered a First Amended and Restated Executive Change in Control Agreement dated as of May 29, 2008 (the "Agreement");

         WHEREAS, the Holding Company has participated in the Capital Purchase Program of the Troubled Assets Relief Program ("TARP") of the United States Department of the Treasury (the "Treasury");

         WHEREAS, the American Recovery and Reinvestment Act of 2009 (the "2009 Act") amended Section 111 of the Emergency Economic Stabilization Act of 2008 (the "2008 Act") to provide that any "TARP recipient [is prohibited from] making any golden parachute payment to [specified] officer[s] and ... employees of the TARP recipient during the period in which any obligation arising from financial assistance provided under the TARP remains outstanding";

         WHEREAS, any payment under the Agreement could be a "golden parachute payment" as defined in Section 111 of the 2009 Act;

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

         WHEREAS, the Executive may presently be or in the future may be an officer or employee to whom a golden parachute payment may be prohibited under the 2009 Act; and

         WHEREAS, the Holding Company and the Bank and the Executive agree that is in the best interests of the Holding Company and the Bank for the Corporation to be in compliance with Section 111 of the 2009 Act.

         NOW THEREFORE, to further the above recited corporate objectives, and for other good and valuable consideration, the receipt and adequacy of which each party hereby acknowledges, the Bank and the Executive agree to add Section 14 to the Agreement as follows:

         14. Compliance with Compensation Standards. Notwithstanding any provision in the Agreement to the contrary, no payment shall be made pursuant to
Section 4 of the Agreement or benefit provided pursuant to Section 5 of the Agreement which, if made or provided, as the case may be, would violate applicable provisions of the 2008 Act, the 2009 Act or compensation standards or regulations enacted by the Treasury pursuant thereto. For purposes of the Agreement, the Executive shall be deemed to be a person subject to Section 111 of the 2009 Act.

                           [Signatures on next page.]



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


         Agreed to this _____ day of _________, 2009, by and among Employee, The First National Bank of Litchfield, and First Litchfield Financial Corporation.

                                          THE FIRST NATIONAL BANK OF LITCHFIELD


                                          ------------------------------
                                          By:      Joseph J. Greco
                                          Its:     President and CEO
                                                   Duly Authorized

                                          FIRST LITCHFIELD FINANCIAL CORPORATION


                                          ------------------------------
                                          By:      Joseph J. Greco
                                          Its:     President and CEO
                                                   Duly Authorized

                                          EMPLOYEE


                                          Signature:
                                                      --------------------------



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


STATE OF CONNECTICUT       )
                           ) ss: Litchfield
COUNTY OF LITCHFIELD       )

         On this the __th day of __________, 2009, before me, the undersigned, personally appeared Joseph J. Greco, who acknowledged himself to be the President and CEO of THE FIRST NATIONAL BANK OF LITCHFIELD and FIRST LITCHFIELD FINANCIAL CORPORATION, and that he/she as such President and CEO, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing his name.

                                     In Witness Whereof, I hereunto set my hand.


                                     ------------------------------
                                     Notary Public
                                     My Commission Expires: _______

STATE OF CONNECTICUT       )
                           ) ss.: Litchfield
COUNTY OF LITCHFIELD       )

         On this the __th day of ______, 2009, before me, the undersigned officer, personally appeared, __________________, known to me or satisfactorily proven to be the person signing the foregoing document and acknowledged that he executed the same for the purposes therein contained as his free act and deed.

                                     In Witness Whereof, I hereunto set my hand.


                                     ------------------------------
                                     Notary Public
                                     My Commission Expires: _______



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